COMMON STOCK                                                      COMMON STOCK
  NUMBER                                                             SHARES

                                [GRAPHIC]


                         THE TESSERACT GROUP, INC.
          INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                        ---------------------------------------
                                                  CUSIP  881612 10 5
                                        ---------------------------------------

THIS CERTIFIES THAT






IS THE OWNER OF

    SHARES OF FULLY PAID AND NONASSESSABLE COMMON STOCK, PAR VALUE $.01 PER
                                  SHARE, OF
           -------------                            -------------
--------------------------THE TESSERACT GROUP, INC.----------------------------
           -------------                            -------------
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF
IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED
BY THE TRANSFER AGENT & REGISTRAR.
     WITNESS THE FACSIMILE SIGNATURES OF THE CORPORATION'S DULY AUTHORIZED OFFICERS.

DATED:

        /s/ Gerald A. Haugen                   /s/ John T. Golle
               Secretary                        Chairman and CEO


  Countersigned and Registered:
Norwest Bank Minnesota, National Association
(Minneapolis, Minnesota)          Transfer Agent and Registrar

By
      [STAMP]
                               Authorized Signature

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                                   NOTICE

     THE TESSERACT GROUP, INC. WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND A STATEMENT OF THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE TESSERACT GROUP, INC. TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES OF CAPITAL STOCK.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common    UNIF GIFT MIN ACT --       Custodian
                                                 (Cust)               (Minor)
TEN ENT -- as tenants by the entireties        under Uniform Transfers to Minors

JT TEN -- as joint tenants with right of       Act
          survivorship and not as tenants          ----------------------------
          in common                                            (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________


________________________________________________________________________________
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                                   ________________________________________

                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED BY:








     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The TesseracT Group, Inc. and Norwest Bank Minnesota National Association, dated as of September 8, 1993 (the "Rights Agreement"), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file with the Secretary at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor to its Secretary from such holder. Under certain circumstances, as set forth in the Rights Agreement, Rights that are or were acquired or beneficially owned by an Acquiring Person or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), may become null and void.